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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  July 18, 1997



                                SITEL CORPORATION
             (Exact name of registrant as specified in its charter)



           MINNESOTA                 1-12577               47-0684333
   (State or jurisdiction of    (Commission File        (I.R.S. Employer
 incorporation or organization)       Number)          Identification No.)



                               13215 BIRCH STREET
                              OMAHA, NEBRASKA 68164
                                 (402) 498-6810
  (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)

                  ____________________________________________












     This 8-K consists of 3 pages.
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ITEM 9.  SALES OF EQUITY SECURITIES PURSUANT TO REGULATION S.

      On July 18, 1997, in connection with the acquisition of all of the outstanding shares of Svanberg & Co. Intressenter AB ("Svanberg"), a Sweden corporation, by an affiliated company of the registrant, the registrant issued 138,023 shares of its Common Stock to the owners of Svanberg in satisfaction of SEK$17,600,000.00 (approximately US$2,263,084) of the acquisition price. The issued shares were sold outside the United States in reliance on multiple exemptions from registration, including without limitation Regulation S.

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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


Date: August 1, 1997       SITEL Corporation


                        By:
                           _____________________________________________________
                           Barry   S.   Major, Executive Vice President-Finance,
                           Chief Financial Officer, and Secretary